UBS Global Oil and Gas Conference May 19, 2015 Exhibit 99.1

Forward Looking Statements
2
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the
Company or the SEC. These filings are also available through the Company’s web site at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at
http://www.sec.gov.
We undertake no
obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the end of this presentation.

Patterson-UTI Energy is a leading Patterson-UTI Energy is a leading provider of contract drilling and provider of contract drilling and pressure pumping services pressure pumping services 3

Components of Revenue

Contract
Drilling
58%
Oil &
Natural
Gas
1%

PATTERSON-UTI
ENERGY INC.

Contract Drilling
•
High quality fleet of land drilling rigs
including 155 APEX ® rigs
•
Leader in walking rig technology for
pad drilling applications
•
Large footprint across North
American drilling markets
Patterson-UTI reported results for the year ended December 31, 2014
4
Pressure
Pumping
41%

Components of Revenue

Contract Drilling 58%
Oil & Natural Gas 1%

PATTERSON-UTI ENERGY INC.

Pressure Pumping
•
High quality fleet of modern pressure
pumping equipment
•
A leader in natural gas bi-fuel
technology
•
Strong reputation for regional
knowledge and efficient operations
Patterson-UTI reported results for the year ended December 31, 2014
5
Pressure
Pumping
41%

Contract Drilling

U.S. Rig Count Downturn

120%
100%
80%
60%
40%
20%
0%
120%
100%
80%
60%
40%
20%
0%

PATTERSON-UTI ENERGY INC.

Improved Performance
2008 - 2009
Total Baker Hughes U.S. Land Rig Count: -45%
Total PTEN U.S. Rig Count: -68%
2014 - 2015
Total PTEN U.S. Rig Count: -43%
Total Baker Hughes U.S. Land Rig Count: -54%
Baker Hughes and Patterson-UTI U.S. Land Rig Counts as of May 15, 2015
7

APEX®
Other Electric

APEX®
Other Electric

PATTERSON-UTI ENERGY INC.

A Rig Fleet Transformation 8 Mechanical Patterson-UTI Energy Total Rig Fleet Mechanical December 2009 Projected December 2015

…and Expected as of December 31, 2015
APEX-XK 1500™
APEX-XK 1000™
APEX WALKING
®
APEX 1500
®
APEX 1000
®
Total APEX
®
Rigs
Class
APEX
®
Rigs as of May 19, 2015
53
4
49
44
11
161
12/31/2015
A leader in high specification drilling rigs
47
4
49
44
11
155
5/19/2015
APEX
®
Rig Fleet
9

Large Geographic Footprint
10
PTEN’s Active U.S. Land Drilling Rigs
as of May 15, 2015
Rockies
22 Rigs
Mid-Continent
8 Rigs
East Texas
14 Rigs
Appalachia
29 Rigs
South Texas
24 Rigs
Permian Basin
26 Rigs

Patterson-UTI Energy …the impact of APEX® rigs has been transformative!

160
140
120
100
80
60
40
20
0
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

PATTERSON-UTI ENERGY INC.

Increasing APEX ® Drilling Activity 12 Active APEX ® Rig Count

APEX®
Other Electric
Mechanical
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

PATTERSON-UTI ENERGY INC.

PTEN Relative Active Rig Count by Rig Class 13

120%
100%
80%
60%
40%
20%
0%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

PATTERSON-UTI ENERGY INC.

Greater Stability of Utilization 14 APEX ® Rig Utilization

26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15

PATTERSON-UTI ENERGY INC.

Improving Average Rig Revenue Per Day
15
Patterson-UTI Total Average Rig Revenue Per Day
Excludes early-termination revenues during the third and fourth quarter of 2013 of $3,600 per day and $130 per day, respectively, and early-termination revenues during the first quarter of 2015 of $1,020 per day.

APEX® & Other Electric
Mechanical
2010
2011
2012
2013
2014
2015

[redacted]

PATTERSON-UTI ENERGY INC.

Adjusted EBITDA Contribution from High
Specification Rigs
16
Preferred rigs account for approximately
91% of Adjusted EBITDA in Contract Drilling
Excludes early-termination revenues during the third and fourth quarter of 2013 of $62.8 million and $2.4 million, respectively, and early-termination revenue during the first quarter of 2015 of $15.8 million.

Patterson-UTI Energy …the APEX® rig outlook remains strong!

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
% Horizontal
% Vertical

PATTERSON-UTI
ENERGY INC.

18 U.S. Rig Count % by Drilling Type Continued Demand for APEX ® Rigs Source: Baker Hughes North America Rotary Rig Count

AC-powered rigs have increased as a
percentage of the horizontal rig count
Total U.S. Horizontal Rig Count by Power Type
Continued Demand for APEX
®
Rigs
Analysis from Patterson-UTI Energy based on data from RigData and company filings.
19
Mechanical

Patterson-UTI Energy …Patterson-UTI is a technology leader!

APEX WALKING
®
Rigs
21
•
Capable of walking with drill pipe
and collars racked in the mast
•
Full multi-directional walking
capability
•
Walking times average 45 minutes
for 10’ – 15’ well spacing
http://patenergy.com/drilling/technology/apexwalk
21

Strong Demand for Pad Drilling
22
•
Pad drilling is contributing to
increasing rig efficiency
•
Pad drilling capable rigs are
highly utilized
•
Most new APEX
®
rigs are
expected to have walking
systems
http://patenergy.com/drilling/technology
22

APEX-XK™ Rig Walking on Pad 23 http://patenergy.com/drilling/technology/apexwalk/ Video of APEX-XK™ Rig 23

The APEX-XK
™
24
•
Enhanced mobility including more
efficient rig up and rig down
•
Greater clearance under rig floor for
optional walking system
•
Advanced environmental spill
control integrated into drilling floor
•
Minimized number of truck loads for
rig moves
•
Available in both 1500 HP and 1000
HP
http://patenergy.com/drilling/technology
24

PATTERSON-UTI
RIG 247
APEXXK 1500

PATTERSON-UTI
ENERGY INC.

Enhancing our Position in Pad Drilling 25 Walking Systems Can be Added to Any Rig in Our Fleet… …Allowing for True Multi-Directional Pad Drilling Capabilities 25

Enhancing our Position in Pad Drilling 26 http://patenergy.com/drilling/technology 26

Early Adopter of Natural Gas Engines 27 http://patenergy.com/drilling/technology 27

Pressure Pumping

1200
1000
800
600
400
200
0
Pressure Pumping Horsepower (000s)
2006
2007
2008
2009
2010
2011
2012
2013
2014
June 2015E
Period End
Fracturing Horsepower
Other Horsepower

PATTERSON-UTI ENERGY INC.

Growing Pressure Pumping Business 29 Investments in Pressure Pumping… …Have Increased Fleet Size and Quality 65 1,100

Fracturing Horsepower
33%
67%

PATTERSON-UTI ENERGY INC.

Southwest Region:
Northeast Region:
Fracturing horsepower: 663,800
Other horsepower: 32,165
Fracturing horsepower: 326,300
Other horsepower: 55,400
A Significant Player in Regional Markets
Pressure Pumping Areas
30
Horsepower distribution as of March 31, 2015

HIGH PRESSURE
NATURAL
GAS

PATTERSON-UTI
ENERGY INC.

A Leader in Bi-Fuel Technology
•
Engines can burn a fuel mix
comprised of up to 70% natural
gas
•
Comparable torque and
horsepower to an all diesel
engine
•
Reduces operating costs by
lowering fuel costs
•
Good for environmental
sustainability
http://patenergy.com/pressurepumping/services
31

UNIVERSAL
WELL SERVICES, INC.
NATURAL GAS
U7734

PATTERSON-UTI
ENERGY INC.

A Leader in Bi-Fuel Technology 32 http://patenergy.com/pressurepumping/services 32

Comprehensive Lab Services http://patenergy.com/pressurepumping/services 33

Financial Flexibility

$598
$637
$445
$453
$976
$1,012
$974
$662
$1,229
$710
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E
Year End

PATTERSON-UTI ENERGY INC.

Investing in Our Company 35 Capital Expenditures and Acquisitions ($ in millions) 2015 Capital expenditure forecast as of April 23, 2015

Strong Financial Position
36
•
History of returning capital to investors
–
Cash Dividend
•
Initiated cash dividend in 2004
•
Doubled quarterly cash dividend to $0.10 per share in
February 2014
–
Stock Buyback
•
Total of $857 million repurchased since 2005
•
Approximately $187 million remaining authorization as of
March 31, 2015
•
Returned approximately $1.3 billion to shareholders
since 2005

Line of Credit Availability
Cash
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q15
Period End

PATTERSON-UTI ENERGY INC.

Strong Financial Position 37 Total Liquidity ($ in millions) Liquidity defined as end of period cash plus availability under revolving line of credit

50%
40%
30%
20%
10%
0%
-10%
6%
2%
-4%
-2%
15%
13%
18%
14%
24%
21%
2006
2007
2008
2009
2010
2011
2012
2013
2014
1Q15
Period End

PATTERSON-UTI
ENERGY INC.

Strong Financial Position 38 Net Debt to Capital Ratio $600 million of debt not due until at least 2020

Why Invest in Patterson-UTI Energy?
•
Continuing Transformation
– Committed to high-spec land rigs where
demand remains strong
– Creating value through focus on well
site execution
•
Technology leader
– Leader in walking rigs for pad drilling
– Innovator in use of natural gas as a fuel
source for both drilling and pressure
pumping
•
Financially flexible
– Strong balance sheet
– History of share buybacks
– Dividends
39

UBS Global Oil and Gas Conference May 19, 2015

Additional References

$531
$540
$361
$395
$656
$785
$745
$505
$772
$520
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E

[redacted]

PATTERSON-UTI ENERGY INC.

42
Contract Drilling Capital Expenditures and Acquisitions
($ in millions)
Investing in Our Drilling Rig Fleet
More than $5 billion invested since 2005
2015 Capital expenditure forecast as of April 23, 2015

$41
$48
$61
$43
$289
$198
$194
$123
$418
$165
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015E

[redacted]

PATTERSON-UTI ENERGY INC.

Investing in Pressure Pumping
43
Pressure Pumping Capital Expenditures and Acquisitions
($ in millions)
More Than $1.4 billion invested since 2005
2015 Capital expenditure forecast as of April 23, 2015

Term Contract Coverage
•
Based on term contracts in place as of April 23, 2015
–
An average of 101 rigs expected under term contract in the
second quarter of 2015
–
An average of 83 rigs expected under term contract during
the last three quarters of 2015
•
Drilling term contract revenue backlog of $1.24 billion at
March 31, 2015
•
As previously disclosed on April 23, 2015, we expect 12
rigs to be early terminated during the second quarter of
2015.  We also expect approximately $19 million of early-
termination revenue during the second quarter.
44

Strong Financial Position
•
Total liquidity of approximately $587 million
–
$86.9 million of cash at March 31, 2015
–
$500 million revolver availability at April 27, 2015
•
$793.1 million net debt at March 31, 2015
–
21.5% Net Debt/Total Capitalization
–
$300 million of 4.97% Series A notes due October 5, 2020
–
$300 million of 4.27% Series B notes due June 14, 2022
–
$280 million of term loans maturing September 27, 2017
•
No equity sales in last 14 years
•
Reduced share count by 25.6 million shares since 2005
45

Three Months Ended
March 31,
Twelve Months Ended
December 31,
2015 2014 2014 2013
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income $      9,125 $   34,822 $   162,664 $   188,009
Income tax expense 6,720 16,942 91,619 108,432
Net interest expense 8,258 7,012 28,846 27,441
Depreciation, depletion, amortization and impairment 175,382 147,322 718,730 597,469
Adjusted EBITDA $199,485 $ 206,098 $1,001,859 $    921,351
Total revenue $ 657,699 $  678,168 $3,182,291 $2,716,034
Adjusted EBITDA margin 30.3% 30.4% 31.5% 33.9%
Adjusted EBITDA by operating segment:
Contract drilling $ 174,970 $ 173,196 $  765,874 $   704,990
Pressure pumping 31,903 35,585 236,676 217,228
Oil and natural gas 3,702 8,730 37,094 44,348
Corporate and other (11,090) (11,413) (37,785) (45,215)
Consolidated Adjusted EBITDA $ 199,485 $ 206,098 $1,001,859 $   921,351
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
Non-GAAP Financial Measures
46
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above.
We define Adjusted EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present
Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income
(loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
(1)

Non-GAAP Financial Measures
47
2014 2013 2012 2011 2010
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization
(Adjusted EBITDA)(1):
Net income (loss) $   162,664 $   188,009 $   299,477 $   322,413 $   116,942
Income tax expense (benefit) 91,619 108,432 176,196 187,938 72,856
Net interest expense (income) 28,846 27,441 22,196 15,465 11,098
Depreciation, depletion, amortization and impairment 718,730 597,469 526,614 437,279 333,493
Net impact of discontinued operations - - - (209) 1,778
Adjusted EBITDA $ 1,001,859 $    921,351 $1,024,483 $   962,886 $   536,167
Total revenue $ 3,182,291 $2,716,034 $2,723,414 $2,565,943 $1,462,931
Adjusted EBITDA margin 31.5%  33.9%  37.6%  37.5%  36.7%
PATTERSON-UTI ENERGY, INC.
Non-GAAP Financial Measures (Unaudited)
(dollars in thousands)
The company makes use of financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to help in the assessment of ongoing operating performance. These non-GAAP financial measures are reconciled to their most directly comparable GAAP measures in the tables above. We define Adjusted
EBITDA as net income plus net interest expense, income tax expense and depreciation, depletion, amortization and impairment expense. We present Adjusted EBITDA because we believe it provides additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements. Adjusted EBITDA is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss) or operating cash flow. We define margin as revenues less direct operating costs. We present margin because we believe it to be the component of our earnings most impacted by the variability in our contract drilling and pressure pumping operations. Margin is not defined by GAAP and, as such, should not be construed as an alternative to net income (loss).
(1)